JPMorgan Trust II
Rule 10f-3 Transactions
For the period from July 1, 2010 to December 31, 2010

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Small Cap Value Fund
Trade Date 7/15/10
Issuer Qlik Technologies Inc. (QLIK) IPO
Cusip 74733T10
Shares 11,900
Offering Price $10.00
Spread $0.70
Cost $119,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.81%
Syndicate Members Morgan Stanley, Citi, J.P. Morgan, Jefferies & Company,
Stifel Nicolaus Weisel
Fund JPMorgan Small Cap Growth Fund
Trade Date 7/16/10
Issuer Reald Inc,  (RLD) IPO
Cusip 75604L10
Shares 17,200
Offering Price $16.00
Spread $1.12
Cost $275,200
Dealer Executing Trade Piper Jaffray and Company
% of Offering  purchased by firm 0.71%
Syndicate Members J.P. Morgan, Piper Jaffray, William Blair & Company,
Stifel Nicolaus Weisel,, BMO Capital Markets
Fund JPMorgan Small Cap Value Fund
Trade Date 7/16/10
Issuer Reald Inc,  (RLD) IPO
Cusip 75604L10
Shares 10,900
Offering Price $16.00
Spread $1.12
Cost $174,400
Dealer Executing Trade Piper Jaffray and Company
% of Offering  purchased by firm 0.71%
Syndicate Members J.P. Morgan, Piper Jaffray, William Blair & Company,
Stifel Nicolaus Weisel,, BMO Capital Markets
Fund JPMorgan Mid Cap Growth Fund
Trade Date 7/21/10
Issuer Green Dot Corporation (GDOT) IPO
Cusip 39304D10
Shares 36,300
Offering Price $36.00
Spread $2.52
Cost $1,306,800
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.48%
Syndicate Members J.P. Morgan, Morgan Stanley, Deutsche Bank Securfities,
Piper Jaffray, UBS Investment Bank
Fund JPMorgan Small Cap Value Fund
Trade Date 7/21/10
Issuer Green Dot Corporation (GDOT) IPO
Cusip 39304D10
Shares 9,000
Offering Price $36.00
Spread $2.52
Cost $324,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.48%
Syndicate Members J.P. Morgan, Morgan Stanley, Deutsche Bank Securfities,
Piper Jaffray, UBS Investment Bank
Fund JPMorgan Large Cap Value Fund
Trade Date 7/23/10
Issuer Apache Corporation (APA) Secondary
Cusip 03741110
Shares 200
Offering Price $88.00
Spread $2.64
Cost $17,600
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.26%
Syndicate Members Goldman  Sachs & Co., BofA Merrill Lynch, Citi, J.P.
Morgan
Fund JPMorgan Large Cap Value Fund
Trade Date 7/23/10
Issuer Apache Corporation (APA) Secondary
Cusip 03741110
Shares 10,200
Offering Price $88.00
Spread $2.64
Cost $897,600
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 2.26%
Syndicate Members Goldman  Sachs & Co., BofA Merrill Lynch, Citi, J.P.
Morgan
Fund JPMorgan Small Cap Growth Fund
Trade Date 8/18/10
Issuer PennantPark Investment Corporation (PNNT) Secondary
Cusip 70806210
Shares 36,100
Offering Price $10.15
Spread $0.51
Cost $366,415
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.48%
Syndicate Members J.P. Morgan, Morgan Stanley, SunTrust Robinson Humphrey,
Wells Fargo Securities
Fund JPMorgan Large Cap Value Fund
Trade Date 10/26/10
Issuer ProLogis (PLD) Secondary
Cusip 74341010
Shares 41,700
Offering Price $12.30
Spread $0.48
Cost $512,910
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.73%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, Goldman Sachs & Co.,
J.P. Morgan, Citi, Deutsche Bank Securities, Wells Fargo Securities, Credit
Agricole CIB, ING, Scotia Capital, SMBC Nikko
Fund JPMorgan Large Cap Value Fund
Trade Date 10/26/10
Issuer ProLogis (PLD) Secondary
Cusip 74341010
Shares 800
Offering Price $12.30
Spread $0.48
Cost $9,840
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.73%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, Goldman Sachs & Co.,
J.P. Morgan, Citi, Deutsche Bank Securities, Wells Fargo Securities, Credit
Agricole CIB, ING, Scotia Capital, SMBC Nikko
Fund JPMorgan Small Cap Value Fund
Trade Date 10/26/10
Issuer Pacific Biosciences of California, Inc. (PACB) IPO
Cusip 69404D10
Shares 26,500
Offering Price $16.00
Spread $1.12
Cost $424,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.08%
Syndicate Members J.P. Morgan, Morgan Stanley, Detusche Bank Securities,
Piper Jaffray
Fund JPMorgan U.S. Real Estate Fund
Trade Date 11/2/10
Issuer Corporate Office Properties Trust (OFC) Secondary
Cusip 22002T10
Shares 114,900
Offering Price $34.25
Spread $1.37
Cost $3,935,325
Dealer Executing Trade Merrill Lynch & Company Inc.
% of Offering  purchased by firm 6.33%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Wells Fargo Securities,
Barclays Capital, KeyBanc Capital Markets, RBS, SunTrust Robinson Humphrey,
Baird, Capital One Southcoast, Comerica Securities, Raymond James, TD
Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 11/4/10
Issuer The Fresh Market, Inc. (TFM)  IPO
Cusip 35804H10
Shares 13,200
Offering Price $22.00
Spread $1.54
Cost $290,400
Dealer Executing Trade Merrill Lynch & Company Inc.
% of Offering  purchased by firm 0.51%
Syndicate Members BofAMerrill Lynch, J.P. Morgan, Goldman Sachs & Co.,
Morgan Stanley, William Blair & Company, BMO Capital Markets, RBC Capital
Markets
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 11/18/10
Issuer LPL Investment Holdings Inc. (LPLA) IPO
Cusip 50213H10
Shares 19,100
Offering Price $30.00
Spread $1.58
Cost $573,000
Dealer Executing Trade Goldman Sachs & Company
% of Offering  purchased by firm 6.00%
Syndicate Members Goldman Sachs & Co., Morgan Stanley, BofA Merrill Lynch,
J.P. Morgan, Sanford C Bernstein, Citi, UBS Investment Bank, William Blair
& Company, Keefe Bruyette & Woods, Lazard Capital Markets, Macquarie
Capital, Sandler O'Neill + Partners
Fund JPMorgan Large Cap Value Fund
Trade Date 11/18/10
Issuer General Motors Company (GM) IPO
Cusip 37045V10
Shares 1,200
Offering Price $33.00
Spread $0.25
Cost $39,600
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.10%
Syndicate Members Morgan Stanley, J.P. Morgan, BofAMerrill Lynch, Citi,
Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman Sachs &
Co., RBC Capital Markets, Bradesco BBI, CIBC, Commerzbank, BNY Mellon
Capital Markets, LLC, ICBC International, Itau BBA, Lloyds TSB Corporate
Markets, CICC, Loop Capital Markets, The Williams Capital Group, L.P>,
Soleil Securities Corporation
Fund JPMorgan Large Cap Value Fund
Trade Date 11/18/10
Issuer General Motors Company (GM) IPO
Cusip 37045V10
Shares 82,400
Offering Price $33.00
Spread $0.25
Cost $2,719,200
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.10%
Syndicate Members Morgan Stanley, J.P. Morgan, BofAMerrill Lynch, Citi,
Barclays Capital, Credit Suisse, Deutsche Bank Securities, Goldman Sachs &
Co., RBC Capital Markets, Bradesco BBI, CIBC, Commerzbank, BNY Mellon
Capital Markets, LLC, ICBC International, Itau BBA, Lloyds TSB Corporate
Markets, CICC, Loop Capital Markets, The Williams Capital Group, L.P>,
Soleil Securities Corporation
Fund JPMorgan Mid Cap Growth Fund
Trade Date 11/18/10
Issuer LPL Investment Holdings Inc. (LPLA) IPO
Cusip 50213H10
Shares 141,300
Offering Price $30.00
Spread $1.58
Cost $4,239,000
Dealer Executing Trade Goldman Sachs & Company
% of Offering  purchased by firm 6.00%
Syndicate Members Goldman Sachs & Co., Morgan Stanley, BofA Merrill Lynch,
J.P. Morgan, Sanford C Bernstein, Citi, UBS Investment Bank, William Blair
& Company, Keefe Bruyette & Woods, Lazard Capital Markets, Macquarie
Capital, Sandler O'Neill + Partners
Fund JPMorgan Small Cap Value Fund
Trade Date 11/19/10
Issuer Aeroflex Holding Corp. (ARX) IPO
Cusip 00776710
Shares 14,700
Offering Price $13.50
Spread $0.84
Cost $198,450
Dealer Executing Trade Goldman Sachs & Company
% of Offering  purchased by firm 0.51%
Syndicate Members Goldman Sachs & Co., Credit Suisse, J.P. Morgan, Morgan
Stanley, Barclays Capital, Stifel Nicolaus Weisel, UBS Investment Bank,
Moelis & Company, Needham & Company LLC, Oppenheimer & Co.
Fund JPMorgan U.S. Real Estate Fund
Trade Date 11/19/10
Issuer Sunstone Hotel Investors, Inc. (SHO) Secondary
Cusip 86789210
Shares 430,300
Offering Price $10.25
Spread $0.44
Cost $4,410,575
Dealer Executing Trade Merrill Lynch & Company Inc.
% of Offering  purchased by firm 4.86%
Syndicate Members BofA Merrill Lynch, J.P. Morgan, Barclays Capital, Citi,
Morgan Stanley, UBS Investment Bank
Fund JPMorgan Small Cap Value Fund
Trade Date 12/6/10
Issuer Targa Resources Corp. (TRGP) IPO
Cusip 87612G10
Shares 13,200
Offering Price $22.00
Spread $1.21
Cost $290,400
Dealer Executing Trade Barclays Bank plc
% of Offering  purchased by firm 0.41%
Syndicate Members Barclays Capital, Morgan Stanley, BofA Merrill Lynch,
Citi, Deutsche Bank Securities, Credit Suisse, J.P. Morgan, Wells Fargo
Securities, Raymond James, RBC Capital Markets, UBS Investment Bank, Baird,
ING
Fund JPMorgan Intrepid Mid Cap Fund
Trade Date 12/8/10
Issuer First Republic Bank/San Francisco (FRC) IPO
Cusip 33616C10
Shares 58,000
Offering Price $25.50
Spread $1.59
Cost $1,479,000
Dealer Executing Trade Merrill Lynch & Company Inc.
% of Offering  purchased by firm 3.41%
Syndicate Members BofA Merrill Lynch, Morgan Stanley, J.P. Morgan, Barclays
Capital, Jefferies & Company, Keefe Bruyette & Woods, Sandler O'Neill &
Partners, L.P., Stifel Nicolaus Weisel
Fund JPMorgan Mid Cap Growth Fund
Trade Date 12/14/10
Issuer FleetCor Technologies Inc. (FLT) IPO
Cusip 33904110
Shares 172,000
Offering Price $23.00
Spread $1.44
Cost $3,956,000
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.51%
Syndicate Members J.P. Morgan, Goldman Sachs & Co., Barclays Capital,
Morgan Stanley, PNC Capital Market LLC, Raymond James, Wells Fargo
Securities
Fund JPMorgan Small Cap Value Fund
Trade Date 12/14/10
Issuer FleetCor Technologies Inc. (FLT) IPO
Cusip 33904110
Shares 20,300
Offering Price $23.00
Spread $1.44
Cost $466,900
Dealer Executing Trade Goldman Sachs and Company New York
% of Offering  purchased by firm 3.51%
Syndicate Members J.P. Morgan, Goldman Sachs & Co., Barclays Capital,
Morgan Stanley, PNC Capital Market LLC, Raymond James, Wells Fargo
Securities
Fund JPMorgan U.S. Real Estate Fund
Trade Date 12/14/10
Issuer HCP, Inc. (HCP) Secondary
Cusip 40414L10
Shares 328,750
Offering Price $32.00
Spread $1.28
Cost $10,520,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.96%
Syndicate Members BofA Merrill Lynch, Wells Fargo Securities, Citi, J.P.
Morgan, UBS Investment Bank,Barclays Capital, Credit Agricole CIB, Credit
Suisse, Goldman Sachs & Co., KeyBanc Capital Markets, RBS, Scotia Capital,
Deutsche Bank Securities, Morgan Stanley, BNY Mellon Capital Markets, LLC,
Piper Jaffray, PNC Capital Markets LLC, SunTrust Robinson Humphrey, Morgan
Keegan